Quarterly Holdings Report
for
Fidelity® MSCI Energy Index ETF
April 30, 2022
T03-NPRT3-0622
1.9584806.108

Schedule of Investments April 30, 2022 (Unaudited)
Showing Percentage of Net Assets
Common Stocks – 99.8%
		Shares	Value
ENERGY EQUIPMENT & SERVICES – 9.4%
Oil & Gas Drilling – 0.9%
Helmerich & Payne, Inc.		93,049	$ 4,283,045
Nabors Industries Ltd. (a)		6,848	1,058,838
Noble Corp. (a)		40,876	1,305,171
Patterson-UTI Energy, Inc.		186,623	3,068,082
Transocean Ltd. (a)		544,604	2,047,711
Valaris Ltd. (a)		23,979	1,216,934
			12,979,781
Oil & Gas Equipment & Services – 8.5%
Archrock, Inc.		118,360	1,030,916
Baker Hughes Co.		700,182	21,719,646
Bristow Group, Inc. (a)		8,680	258,838
Cactus, Inc. Class A		51,213	2,557,065
ChampionX Corp. (a)		173,623	3,663,445
Core Laboratories N.V.		42,052	1,093,352
DMC Global, Inc. (a)		18,060	361,019
Dril-Quip, Inc. (a)		32,839	948,390
Expro Group Holdings N.V. (a)		65,415	999,541
Halliburton Co.		758,031	27,001,064
Helix Energy Solutions Group, Inc. (a)		141,546	581,754
Liberty Oilfield Services, Inc. Class A (a)		89,016	1,436,718
NexTier Oilfield Solitions, Inc. (a)		164,657	1,816,167
NOV, Inc.		334,205	6,059,137
Oceaneering International, Inc. (a)		89,461	1,013,593
ProPetro Holding Corp. (a)		71,605	1,012,495
RPC, Inc. (a)		64,581	667,768
Schlumberger N.V.		1,185,635	46,251,621
Select Energy Services, Inc. Class A (a)		64,466	500,256
TechnipFMC PLC (a)		371,532	2,571,002
US Silica Holdings, Inc. (a)		69,726	1,295,509
Weatherford International PLC (a)		62,750	2,025,570
			124,864,866
TOTAL ENERGY EQUIPMENT & SERVICES	137,844,647
OIL, GAS & CONSUMABLE FUELS – 90.4%
Coal & Consumable Fuels – 0.5%
Arch Resources, Inc.		13,542	2,253,118
Centrus Energy Corp. (a)		10,664	296,033
CONSOL Energy, Inc. (a)		30,602	1,455,125
Peabody Energy Corp. (a)		85,135	1,927,456
Uranium Energy Corp. (a)		248,595	1,056,529
			6,988,261
Integrated Oil & Gas – 40.6%
Chevron Corp.		1,601,769	250,949,149
Exxon Mobil Corp.		3,529,711	300,907,863
Occidental Petroleum Corp.		790,219	43,533,165
			595,390,177

	Shares	Value

Oil & Gas Exploration & Production – 29.8%
Antero Resources Corp. (a)	241,631	$ 8,505,411
APA Corp.	318,485	13,035,591
Berry Corp.	56,034	614,693
Brigham Minerals, Inc. Class A	41,473	1,027,701
Cabot Oil & Gas Corp.	654,839	18,852,815
California Resources Corp.	35,647	1,433,366
Callon Petroleum Co. (a)	38,848	1,991,737
Centennial Resource Development, Inc. Class A (a)	165,207	1,278,702
Chesapeake Energy Corp.	65,202	5,347,868
Civitas Resources, Inc.	44,405	2,603,021
CNX Resources Corp. (a)	182,713	3,754,752
Comstock Resources, Inc. (a)	78,949	1,344,501
ConocoPhillips	1,076,067	102,785,920
Crescent Energy, Inc. (a)	24,261	381,140
Denbury, Inc. (a)	43,314	2,771,230
Devon Energy Corp.	544,618	31,680,429
Diamondback Energy, Inc.	145,981	18,427,182
EOG Resources, Inc.	494,574	57,746,460
EQT Corp.	274,227	10,900,523
Gulfport Energy Corp. (a)	11,592	1,089,416
Hess Corp.	235,786	24,302,463
Kosmos Energy Ltd. (a)	398,821	2,696,030
Laredo Petroleum, Inc. (a)	13,513	962,261
Magnolia Oil & Gas Corp. Class A	126,160	2,931,958
Marathon Oil Corp.	662,910	16,519,717
Matador Resources Co.	100,908	4,926,329
Murphy Oil Corp.	132,997	5,064,526
Northern Oil and Gas, Inc.	54,116	1,351,818
Oasis Petroleum, Inc.	17,222	2,284,670
Ovintiv, Inc.	221,927	11,360,443
PDC Energy, Inc.	83,326	5,811,155
Pioneer Natural Resources Co.	196,140	45,596,666
Range Resources Corp. (a)	211,536	6,333,388
SM Energy Co.	99,325	3,529,017
Southwestern Energy Co. (a)	568,232	4,261,740
Talos Energy, Inc. (a)	30,806	559,745
Tellurian, Inc. (a)	352,509	1,755,495
Texas Pacific Land Corp.	5,303	7,247,080
Viper Energy Partners LP	52,758	1,515,737
Whiting Petroleum Corp.	34,051	2,487,426
		437,070,122
Oil & Gas Refining & Marketing – 9.4%
Alto Ingredients, Inc. (a)	71,983	415,342
Clean Energy Fuels Corp. (a)	153,862	901,631
CVR Energy, Inc.	29,329	735,278
Delek US Holdings, Inc. (a)	60,164	1,455,969
Gevo, Inc. (a)	193,832	719,117
Green Plains, Inc. (a)	37,085	1,040,976
HF Sinclair Corp. (a)	136,912	5,205,394
Marathon Petroleum Corp.	537,232	46,878,864
Par Pacific Holdings, Inc. (a)	43,609	639,744

2	Quarterly Report

Schedule of Investments (Unaudited)–continued
Common Stocks – continued
		Shares	Value
OIL, GAS & CONSUMABLE FUELS – continued
Oil & Gas Refining & Marketing – continued
PBF Energy, Inc. Class A (a)		85,124	$ 2,473,703
Phillips 66		405,810	35,208,076
Renewable Energy Group, Inc. (a)		44,870	2,739,762
REX American Resources Corp. (a)		5,568	471,220
Valero Energy Corp.		346,449	38,622,135
World Fuel Services Corp.		55,655	1,347,964
			138,855,175
Oil & Gas Storage & Transportation – 10.1%
Antero Midstream Corp.		269,156	2,764,232
Cheniere Energy, Inc.		204,004	27,705,783
Dorian LPG Ltd.		33,739	496,638
DTE Midstream LLC (a)		82,995	4,460,981
EnLink Midstream LLC		235,455	2,323,941
Equitrans Midstream Corp.		355,791	2,796,518
Hess Midstream LP		39,035	1,148,020
International Seaways, Inc.		37,394	790,135
Kinder Morgan, Inc.		1,721,701	31,248,873
ONEOK, Inc.		377,864	23,930,127
Plains GP Holdings LP Class A		162,042	1,810,009
Targa Resources Corp.		185,042	13,583,933
The Williams Cos., Inc.		1,026,755	35,207,429
			148,266,619
TOTAL OIL, GAS & CONSUMABLE FUELS	1,326,570,354
TOTAL COMMON STOCKS (Cost $1,058,579,151)			1,464,415,001
Money Market Fund – 0.1%
		Shares	Value
State Street Institutional Treasury Plus Money Market Fund, Trust Class, 0.26% (b) (Cost $1,570,000)		1,570,000	$ 1,570,000
TOTAL INVESTMENT IN SECURITIES – 99.9% (Cost $1,060,149,151)	1,465,985,001
NET OTHER ASSETS (LIABILITIES) (c) – 0.1%	1,060,078
NET ASSETS – 100.0%	$ 1,467,045,079

Legend
(a)	Non-income producing.
(b)	The rate quoted is the annualized seven-day yield of the fund at period end.
(c)	Includes $170,500 of cash collateral to cover margin requirements for futures contracts.

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contract
CME E-mini S&P Energy Select Sector Index Contracts (United States)	31	June 2022	$2,430,710	$(47,483)	$(47,483)
The notional amount of futures purchased as a percentage of Net Assets is 0.2%
Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund’s investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value
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vary by investment type and may include market or investment specific event. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee’s activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund’s investments and ratifies the fair value determinations of the Committee.
The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:
Level 1 – unadjusted quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)
Valuation techniques used to value investments by major category are as follows:
Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For any foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.
Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund’s NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board’s fair value pricing policies and is categorized as Level 2 in the hierarchy.
Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.
Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.
The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.
The Fund's use of derivatives increased or decreased its exposure to the following risk(s):
Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.
Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.
The Fund used futures contracts to manage its exposure to the stock market.
Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.
For additional information on the Fund’s significant accounting policies, please refer to the Fund’s most recent semiannual or annual shareholder report.
4	Quarterly Report

The fund’s schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund’s shareholders. For more information regarding the fund and its holdings, please see the fund’s most recent prospectus and annual report.
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